UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2008

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Second Amended and Restated 2006 Equity Plan and Forms of Award Agreement

On November 24, 2008, the Board of Directors of Quicksilver approved the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan, which amends and restates the plan as previously in effect.  In general, the amendments to the plan (i) authorize the grants of cash-settled restricted stock units, (ii) provide that shares of Quicksilver common stock available for grant under the plan may include shares acquired by the Company or its subsidiaries on the open market or otherwise, (iii) add payment timing rules necessary to satisfy final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and (iv) provide that the annual non-elective equity grants to non-employee directors will be comprised of restricted shares having a value equal to $49,500 as of the date of grant and stock options having a value equal to $49,500 as of the date of grant, effective beginning in 2009.  The foregoing description is qualified in its entirety by reference to the full text of the Second Amended and Restated 2006 Equity Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on November 24, 2008, the Compensation Committee of the Board of Directors of Quicksilver approved a form of Restricted Stock Unit Award Agreement to evidence grants to United States employees of restricted stock units to be settled in shares of Quicksilver common stock, a form of Restricted Stock Unit Award Agreement to evidence grants to Canadian employees of restricted stock units to be settled in cash, and a form of Restricted Stock Unit Award Agreement to evidence grants to Canadian employees of restricted stock units to be settled in shares of Quicksilver common stock.  The forms of these agreements are attached as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On November 24, 2008, the Board of Directors of Quicksilver approved a form of Nonqualified Stock Option Agreement to evidence grants of stock options to non-employee directors.  The form of Nonqualified Stock Option Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated 1999 Stock Option and Retention Stock Plan

On November 24, 2008, the Board of Directors of Quicksilver approved the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Stock Retention Plan, which amends and restates the plan as previously in effect.  In general, the amendments to the plan add payment timing rules necessary to satisfy final regulations issued under Section 409A of the Code.  The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated 1999 Stock Option and Retention Stock Plan, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Executive Change in Control Retention Incentive Plan

On November 24, 2008, the Board of Directors of Quicksilver approved the Quicksilver Resources Inc. Amended and Restated Executive Change in Control Retention Incentive Plan, which amends and restates the plan as previously in effect.  In general, the amendments (i) provide for gross-up payments in the event a participant receiving a payment upon a change of control is required to pay taxes or penalties associated with “excess parachute payments” under Section 280G of the Code and (ii) add payment timing and other rules necessary to satisfy final regulations issued under Section 409A of the Code.  The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Executive Change in Control Retention Incentive Plan, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Key Employee Change in Control Retention Incentive Plan

On November 24, 2008, the Board of Directors of Quicksilver approved the Quicksilver Resources Inc. Second Amended and Restated Key Employee Change in Control Retention Incentive Plan, which amends and restates the plan as previously in effect.  In general, the amendments add payment timing and other rules necessary to satisfy final regulations issued under Section 409A of the Code.  The foregoing description is qualified in its entirety by reference to the full text of the Second Amended and Restated Key Employee Change in Control Retention Incentive Plan, which is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Change in Control Retention Incentive Plan

On November 24, 2008, the Board of Directors of Quicksilver approved the Quicksilver Resources Inc. Amended and Restated Change in Control Retention Incentive Plan, which amends and restates the plan as previously in effect.  In general, the amendments add payment timing and other rules necessary to satisfy final regulations issued under Section 409A of the Code.  The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Change in Control Retention Incentive Plan, which is attached as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Executive Bonus Plan

On November 24, 2008, the Compensation Committee of the Board of Directors of Quicksilver approved the adoption of the 2009 Executive Bonus Plan that provides for awards of cash bonuses and equity awards to our named executive officers and other officers.  The 2009 Executive Bonus Plan is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

The Compensation Committee also established target and maximum bonus levels to be paid under the 2009 Executive Bonus Plan with respect to cash bonus awards for Quicksilver’s principal executive officer, principal financial officer and other named executive officers, expressed as a percentage of each executive’s base salary, as follows:

Executive	Target Percent of Base Pay	Maximum Percent of Base Pay
Thomas F. Darden	150%	300%
Glenn Darden	150%	300%
Paul J. Cook	100%	200%
Philip Cook	85%	170%
John C. Cirone	70%	140%

Cash bonuses awarded pursuant to the 2009 Executive Bonus Plan will be paid no later than March 15, 2010.

The Compensation Committee also established target and maximum equity bonus awards to be paid under the 2009 Executive Bonus Plan for Quicksilver’s principal executive officer, principal financial officer and other named executive officers, expressed as a percentage of each executive’s base salary, as follows:

Executive	Target Percent of Base Pay	Maximum Percent of Base Pay
Thomas F. Darden	100%	200%
Glenn Darden	100%	200%
Paul J. Cook	60%	120%
Philip Cook	55%	110%
John C. Cirone	30%	60%

No later than March 15, 2010, each of Quicksilver’s principal executive officer, principal financial officer and other named executive officers will be paid the equity bonus through the grant of a number of restricted shares determined by dividing the dollar amount of bonus earned by the product of the closing market price of Quicksilver common stock on the date of grant and a risk-of-forfeiture discount factor of 0.9313.  The restricted shares will be granted under Quicksilver’s Second Amended and Restated 2006 Equity Plan, with the shares subject to each grant vesting one-third on each of the first three anniversaries of the date of grant.

For purposes of awards under the 2009 Executive Bonus Plan, Quicksilver’s performance for the year will be assessed against five performance measures:  (i) cash flow from operations; (ii) earnings per share; (iii) finding and development cost; (iv) production; and (v) proved reserves.  The Compensation Committee established the relative weight to be accorded to each performance measure and various target levels within each performance measure, as set forth in the 2009 Executive Bonus Plan.  Bonus amounts under the 2009 Executive Bonus Plan are based on Quicksilver’s performance for the year relative to the performance targets and weightings so established.  The Compensation Committee has discretion to adjust a named executive officer’s potential award or awards based on qualitative individual performance measures; provided that the discretion may be used only to reduce or eliminate a potential award.

Other Arrangements

The principal executive officer, the principal financial officer and the other named executive officers participate or are eligible to participate in the Second Amended and Restated 2006 Equity Plan, the Amended and Restated 1999 Stock Option and Retention Stock Plan and the Amended and Restated Executive Change in Control Retention Plan.  The descriptions contained under the headings “Second Amended and Restated 2006 Equity Plan and Forms of Award Agreement,” “Amended and Restated 1999 Stock Option and Retention Stock Plan,” and “Amended and Restated Executive Change in Control Retention Incentive Plan” above under “Item 1.01 Entry Into a Material Definitive Agreement,” and Exhibits 10.1, 10.2, 10.6 and 10.7 to this Current Report on Form 8-K, are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit Number	Description
10.1	Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.2	Form of Restricted Stock Unit Agreement pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.3	Form of Quicksilver Resources Canada Inc. Restricted Stock Unit Agreement (Cash Settlement) pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.4	Form of Quicksilver Resources Canada Inc. Restricted Stock Unit Agreement (Stock Settlement) pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.5	Form of Non-Employee Director Nonqualified Stock Option Agreement pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.6	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan
10.7	Quicksilver Resources Inc. Amended and Restated Executive Change in Control Retention Incentive Plan
10.8	Quicksilver Resources Inc. Second Amended and Restated Key Employee Change in Control Retention Incentive Plan
10.9	Quicksilver Resources Inc. Amended and Restated Change in Control Retention Incentive Plan
10.10	Quicksilver Resources Inc. 2009 Executive Bonus Plan
10.11	Description of Non-Employee Director Compensation for Quicksilver Resources Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: November 24, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.2	Form of Restricted Stock Unit Agreement pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.3	Form of Quicksilver Resources Canada Inc. Restricted Stock Unit Agreement (Cash Settlement) pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.4	Form of Quicksilver Resources Canada Inc. Restricted Stock Unit Agreement (Stock Settlement) pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.5	Form of Non-Employee Director Nonqualified Stock Option Agreement pursuant to the Quicksilver Resources Inc. Second Amended and Restated 2006 Equity Plan
10.6	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan
10.7	Quicksilver Resources Inc. Amended and Restated Executive Change in Control Retention Incentive Plan
10.8	Quicksilver Resources Inc. Second Amended and Restated Key Employee Change in Control Retention Incentive Plan
10.9	Quicksilver Resources Inc. Amended and Restated Change in Control Retention Incentive Plan
10.10	Quicksilver Resources Inc. 2009 Executive Bonus Plan
10.11	Description of Non-Employee Director Compensation for Quicksilver Resources Inc.